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         EXHIBIT 23

         CONSENT OF INDEPENDENT ACCOUNTS
         -------------------------------

         We hereby consent to the incorporation by reference in the Registration Statement on Form S-8, relating to The Monarch Machine Tool Company 1984 Employees Stock Option Plan (File No. 2-92311) and the 1994 Employees Stock Option Plan (File No. 33-80332), of our report dated July 13, 1999, included in Monarch's Current Report on Form 8-K, dated July 15, 1999.


                                                By  s/Arthur Andersen LLP
                                                  --------------------------



         Pittsburgh, Pennsylvania
         July 13, 1999








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